Per share amounts	12 Months Ended
Dec. 31, 2018
Statement [LineItems]
Per share amounts

14. Per share amounts

The number of incremental shares included in diluted earnings per share is computed using the average volume-weighted market price of shares for the period. In addition, contracts that could be settled in cash or shares are assumed to be settled in shares if share settlement is more dilutive.

	Year ended December 31
	2018	2017
Net loss – basic and diluted	$(305)	$(84)

The weighted average number of shares used to calculate per share amounts is as follows:

	Year ended December 31
	2018	2017
Basic and Diluted	506,322,077	503,933,024

For 2018, 2.0 million shares (2017 – 3.7 million) that could be issued under the Option Plan were excluded in calculating the weighted average number of diluted shares outstanding as they were considered anti-dilutive.